Exhibit 10.4

AMENDMENT

Lionbridge Technologies Inc. (formerly known as Lionbridge Technologies Holdings Inc.) (“LTI”) and Morgan Stanley Venture Capital Fund II Annex, L.P. and Morgan Stanley Venture Investors Annex, L.P., (collectively, “Morgan”), amend the Senior Subordinated Promissory Note issued by LTI to Morgan on March 9, 1999 by changing the payment date reflected therein to August 12, 2003.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or duly authorized representatives as of the 29th day of July, 2003.

MORGAN STANLEY VENTURE CAPITAL

FUND II ANNEX, L.P.

By: Morgan Stanley Venture Partners II, L.P.,

its General Partner

By: Morgan Stanley Venture Capital II, Inc.,

its Managing General Partner

By: /s/ DEBRA ABRAMOVITZ

MORGAN STANLEY VENTURE

INVESTORS ANNEX, L.P.

By: Morgan Stanley Venture Partners II, L.P.,

its General Partner

By: Morgan Stanley Venture Capital II, Inc.,

its Managing General Partner

By: /s/ DEBRA ABRAMOVITZ

LIONBRIDGE TECHNOLOGIES, INC.

By: /s/ DAVID DAHN

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